DEF 14A

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant [X]

Filed by a Party other than the [_]

Registrant

Check the appropriate box:

[_]       Preliminary Proxy Statement

[_]       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]       Definitive Proxy Statement

[  ]       Definitive Additional Materials

[_]       Soliciting Materials under Rule 14a-12

BNY Mellon Investment Funds III

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]       No fee required.

[_]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4) Proposed maximum aggregate value of transaction:

(5) Total Fee Paid:

[_]        Fee paid previously with preliminary materials.

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

BNY Mellon High Yield Fund

c/o BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, New York 10286

1-800-373-9387

www.im.bnymellon.com

August 26, 2022

Dear Shareholder:

Enclosed are a Notice and a Proxy Statement concerning a Special Meeting of Shareholders (the "Special Meeting") of BNY Mellon High Yield Fund (the "Fund"), a series of BNY Mellon Investment Funds III (the "Trust"). At the Special Meeting, shareholders of the Fund will be asked to approve a sub-investment advisory agreement (the "Sub-Advisory Agreement") between the Fund's investment adviser, BNY Mellon Investment Adviser, Inc. ("BNYM Adviser"), on behalf of the Fund, and Alcentra NY, LLC ("Alcentra NY"). Currently, the Fund's portfolio managers are dual employees of BNYM Adviser and Alcentra NY, an affiliate of BNYM Adviser, and manage the Fund as employees of BNYM Adviser.

Alcentra NY is a subsidiary of Alcentra Group Holdings, Inc. (together with Alcentra NY, "Alcentra"), which is currently an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), the parent company of BNYM Adviser. BNY Mellon has entered into a definitive agreement with Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, pursuant to which Franklin Templeton will, subject to certain regulatory approvals and satisfaction of other conditions, acquire Alcentra (the "Transaction"). The Transaction is expected to be completed by or before the first quarter of 2023 (the "Closing Date"), at which time Alcentra NY will become a subsidiary of Franklin Templeton and the Fund's portfolio managers will cease being employees of BNYM Adviser and will be employees of Alcentra NY only.

To enable the Fund's portfolio managers to provide day-to-day management of the Fund's investments as employees of Alcentra NY as of the Closing Date, when Alcentra NY will become a subsidiary of Franklin Templeton, the Board of Trustees of the Trust (the "Board"), including a majority of the Board members who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund ("Independent Board Members"), approved the Sub-Advisory Agreement, which requires approval by a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) before it can go into effect. Therefore, the Board has called the Special Meeting to seek shareholder approval of the Sub-Advisory Agreement in order to provide continuity of portfolio management for the Fund after the Closing Date.

There will be no increase in the advisory fee payable by the Fund to BNYM Adviser as a consequence of the Transaction and the sub-advisory fee payable to Alcentra NY under the Sub-Advisory Agreement will be payable by BNYM Adviser, not the Fund. The Fund's investment strategy, management policies and portfolio managers will not change in connection with the implementation of the Sub-Advisory Agreement.

After careful review, the Board members present at an in-person meeting, including a majority of the Independent Board Members, unanimously approved the Sub-Advisory Agreement, subject to shareholder approval. The Board recommends that you read the enclosed materials carefully and then vote to approve the Sub-Advisory Agreement.

Your vote is extremely important, no matter how large or small your Fund holdings. By voting promptly, you can help avoid follow-up letters and calls.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed postage-paid envelope.
•	Over the Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	At the Meeting. Any shareholder who attends the meeting virtually may vote over the Internet during the meeting.

Due to the public health and safety concerns regarding COVID-19, and to support the health and well-being of the Fund's shareholders, officers and others, the meeting will be conducted over the Internet in a virtual meeting format only. However, we intend to monitor the recommendations of public health officials and governmental restrictions, and if we decide it is appropriate to hold the meeting in person, we will make an announcement in the manner discussed in the proxy materials.

We encourage you to vote over the Internet or by telephone using the number that appears on your proxy card. If you later decide to attend the meeting virtually, you may revoke your proxy and vote your shares over the Internet during the meeting. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement before you vote. If you have any questions before you vote, please call the Fund's proxy solicitor, AST Fund Solutions, LLC, at (866) 796-7181.

Thank you for your response and for your continued investment with the Fund.

Sincerely,

David DiPetrillo
President

BNY Mellon Investment Funds III

BNY Mellon high yield Fund

______________________________________________

Notice of Special Meeting of Shareholders

To Be Held on October 13, 2022

______________________________________________

To the Shareholders:

A Special Meeting of Shareholders (the "Meeting") of BNY Mellon High Yield Fund (the "Fund"), a series of BNY Mellon Investment Funds III, will be held over the Internet in a virtual meeting format only on Thursday, October 13, 2022 at 11:00 a.m., Eastern Time, for the following purposes:

1.	To approve a sub-investment advisory agreement between BNY Mellon Investment Adviser, Inc., on behalf of the Fund, and Alcentra NY, LLC; and

2.	To transact such other business as may properly come before the Meeting, or any adjournment(s) thereof.

Due to the public health and safety concerns regarding COVID-19, and to support the health and well-being of the Fund's shareholders, officers and others, the Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person, but you may participate over the Internet as described below. However, we intend to monitor the recommendations of public health officials and governmental restrictions, and if we decide it is appropriate to hold the Meeting in person, we will make an announcement in the manner noted below.

Shareholders of record at the close of business on August 16, 2022 will be entitled to receive notice of and to vote at the Meeting.

To participate in the Meeting, you must request the Meeting credentials by emailing attendameeting@astfinancial.com. Please include your full name, address, your control number found on your enclosed proxy card, your intent to attend the virtual Meeting and "BNY Mellon High Yield Fund" in the subject line. The Meeting will begin promptly at 11:00 a.m., Eastern Time, on Thursday, October 13, 2022. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance of the Meeting. To register, you must submit proof of your proxy power (legal proxy provided by your intermediary) reflecting your Fund holdings along with your name and email address to attendameeting@astfinancial.com. You may also forward proof of ownership from your intermediary or attach an image of your legal proxy to attendameeting@astfinancial.com. Requests for registration should be received no later than 12:00 p.m., Eastern Time, on Monday, October 10, 2022. You will receive a confirmation email from attendameeting@astfinancial.com of your registration and control number that will allow you to vote at the Meeting.

PLEASE NOTE: If it is determined that the Meeting will be held in person, instead of virtually, an announcement of the change will be provided by means of a press release, which will be posted on our website https://im.bnymellon.com/us/en/individual/resources/proxy-materials.jsp. We encourage you to check the website prior to the meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

       By Order of the Board,

James Bitetto

Secretary

New York, New York August 26, 2022

WE NEED YOUR PROXY VOTE.

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

BNY Mellon high yield Fund

PROXY STATEMENT

Special Meeting of Shareholders
to be held on Thursday, October 13, 2022

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the "Board") of BNY Mellon Investment Funds III (the "Trust"), on behalf of BNY Mellon High Yield Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held over the Internet in a virtual meeting format only on Thursday, October 13, 2022 at 11:00 a.m., Eastern Time, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

Shareholders of record as of the close of business on August 16, 2022 are entitled to receive notice of and to vote at the Meeting. Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shareholders of the Fund will vote as a single class on the proposal. Shareholders will not be able to attend the Meeting in person, but may participate over the Internet as described in the Notice of Special Meeting of Shareholders.

Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted "FOR" the proposal. If the enclosed proxy card is executed and returned, or if you have voted by telephone or over the Internet, your vote nevertheless may be revoked after it is received by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card or by mailing a duly executed proxy bearing a later date; you may also change your vote by mailing a duly executed proxy bearing a later date, by calling the toll-free telephone number listed under "To vote by Telephone" on the proxy card or over the Internet by going to the website listed on the proxy card and following the instructions on the website. To be effective, such revocation or vote change must be received before your prior proxy is exercised at the Meeting. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided. In addition, any shareholder who attends the Meeting virtually may vote over the Internet during the Meeting, thereby canceling any proxy previously given.

The approximate mailing date of this Proxy Statement and the accompanying proxy card is September 9, 2022. Please note that only one copy of this Proxy Statement will be mailed to those addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth below. The Fund will begin sending you individual copies promptly after receiving your request.

The principal executive offices of the Fund are located at 240 Greenwich Street, New York, New York 10286. Copies of the Fund's most recent Annual Report to Shareholders and Semi-Annual Report to Shareholders are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visiting www.im.bnymellon.com or calling toll-free 1-800-373-9387.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on October 13, 2022:

The Letter to Shareholders, Notice of Special Meeting of Shareholders and Proxy Statement are available at https://im.bnymellon.com/us/en/individual/resources/proxy-materials.jsp.

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PROPOSAl: approval of a sub-investment advisory agreemEnt

Introduction

Currently, the Fund's portfolio managers are dual employees of the Fund's investment adviser, BNY Mellon Investment Adviser, Inc. ("BNYM Adviser"), and Alcentra NY, LLC ("Alcentra NY"), an affiliate of BNYM Adviser, and manage the Fund as employees of BNYM Adviser. Alcentra NY is a subsidiary of Alcentra Group Holdings, Inc. (together with Alcentra NY, "Alcentra"), which is currently an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), the parent company of BNYM Adviser. In May 2022, BNY Mellon entered into a definitive agreement with Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, pursuant to which Franklin Templeton will, subject to certain regulatory approvals and satisfaction of other conditions, acquire Alcentra (the "Transaction"). The Transaction is expected to be completed by or before the first quarter of 2023 (the "Closing Date"), at which time Alcentra NY will become a subsidiary of Franklin Templeton and the Fund's portfolio managers will cease being employees of BNYM Adviser and will be employees of Alcentra NY only.

To enable the Fund's portfolio managers to provide day-to-day management of the Fund's investments as employees of Alcentra NY as of the Closing Date, when Alcentra NY will become a subsidiary of Franklin Templeton, BNYM Adviser recommended and the Board, including a majority of the Board members who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund ("Independent Board Members"), approved a sub-investment advisory agreement (the "Sub-Advisory Agreement") between BNYM Adviser, with respect to the Fund, and Alcentra NY. Under the 1940 Act, the Sub-Advisory Agreement requires approval by a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) before it can go into effect. Therefore, the Board has called the Meeting to seek shareholder approval of the Sub-Advisory Agreement in order to provide continuity of portfolio management for the Fund after the Closing Date.

There will be no increase in the advisory fee payable by the Fund to BNYM Adviser as a consequence of the Transaction and the sub-advisory fee payable to Alcentra NY under the Sub-Advisory Agreement will be payable by BNYM Adviser, not the Fund. The Fund's investment strategy, management policies and portfolio managers will not change in connection with the implementation of the Sub-Advisory Agreement. Management of BNYM Adviser and Alcentra NY have represented to the Board that there would be no diminution in the nature, extent or quality of the services provided to the Fund in connection with the implementation of the Sub-Advisory Agreement. If approved by shareholders at the Meeting, the Sub-Advisory Agreement will go into effect on the Closing Date.

The Transaction is not contingent on shareholder approval of the Sub-Advisory Agreement. If the Transaction is effected before shareholder approval of the Sub-Advisory Agreement is obtained, the Board has approved an interim sub-investment advisory agreement (the "Interim Sub-Advisory Agreement") between BNYM Adviser, on behalf of the Fund, and Alcentra NY, which would take effect on the Closing Date, and the Fund would continue to solicit shareholder approval of the Sub-Advisory Agreement while the Interim Sub-Advisory Agreement is in place. If the Interim Sub-Advisory Agreement goes into effect, it would expire upon the earlier of 150 days after the Closing Date of the Transaction or upon shareholder approval and effectiveness of the Sub-Advisory Agreement.

If shareholders of the Fund do not approve the Sub-Advisory Agreement for the Fund, the Board would take such actions as it deems to be in the best interests of the Fund, which may include resubmitting the Sub-Advisory Agreement to shareholders for approval or making other sub-advisory or portfolio management arrangements for the Fund.

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Information About BNYM Adviser, Alcentra and Franklin Templeton

BNYM Adviser

BNY Mellon Investment Adviser, Inc., located at 240 Greenwich Street, New York, New York 10286, serves as investment adviser to the Fund, subject to the supervision of the Board. Founded in 1947, BNYM Adviser manages approximately $305 billion in 117 mutual fund portfolios as of June 30, 2022. BNYM Adviser is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $43 trillion in assets under custody and administration and $1.9 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

BNYM Adviser provides management services to the Fund pursuant to an investment management and administration agreement between the Trust, on behalf of the Fund, and BNYM Adviser, dated April 4, 1994 (revised to include the Fund as of April 24, 1997), amended as of August 4, 2022 (the "Management Agreement"). Pursuant to the Management Agreement, and subject to the supervision and approval of the Board, BNYM Adviser provides investment management of the Fund's portfolio in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information as from time to time in effect. In addition, BNYM Adviser is responsible for the provision of administrative services to each Fund pursuant to the Management Agreement, including: (i) assist in preparing financial information relating to the Fund for the Fund's periodic reports to shareholders, proxy materials and earnings press releases; (ii) assemble all reports required to be filed by the Fund with the Securities and Exchange Commission; (iii) monitor compliance of the Fund's operations with the 1940 Act and with its investment policies and limitations as currently in effect; (iv) oversee the calculation of the Fund's net asset value and make the Fund's net asset value available for public dissemination; (v) oversee the maintenance of the Fund's books and records; (vi) establish the accounting policies of the Fund; establish and monitor the Fund's operating expense budgets; review the Fund's bills and process the payment of bills; (vii) assist the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders; prepare and arrange for the printing of dividend notices to shareholders; and provide the Fund's transfer and dividend disbursing agent and custodians with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Fund's Automatic Dividend Reinvestment Plan, and (viii) if requested by the Board, arrange for persons to serve as Fund officers. The Management Agreement permits BNYM Adviser to enter into sub-investment advisory agreements with one or more sub-advisers.

The Management Agreement was last approved by the Board for a one-year continuance at a meeting held on March 2, 2022 (the "15(c) Meeting"). The Management Agreement was last approved by the Fund's sole shareholder on or about April 24, 1997, in connection with the Fund's commencement of operations. A discussion regarding the basis for the Board's approval of the continuance of the Management Agreement is available in the Fund's Semi-Annual Report for the six-months ended June 30, 2022.

The Fund has agreed to pay BNYM Adviser a management fee at an annual rate of 0.70% of the value of the Fund's average daily net assets. The Management Agreement provides that BNYM Adviser

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(1) pay all of the Fund's expenses, except management fees, Rule 12b-1 fees and certain other expenses, including the fees and expenses of the Independent Board Members and their counsel, and (2) reduce its fee pursuant to the Management Agreement in an amount equal to the Fund's allocable portion of the fees and expenses of the Independent Board Members and their counsel. These provisions in the Management Agreement may not be amended without the approval of the Fund's shareholders. For the Fund's fiscal year ended December 31, 2021, the Fund paid BNYM Adviser $7,979,771, after waiving $97,000 as the Fund's allocable share of the fees and expenses of the Independent Board Members (including fees of their counsel), pursuant to the Management Agreement.

Alcentra

Alcentra Group Holdings, Inc. is currently a subsidiary of BNY Mellon and is headquartered in London, with offices in New York and Boston. Alcentra was founded in 2002 and managed more than $38 billion in assets as of April 30, 2022 (including accounts managed by Alcentra NY, Alcentra Limited, and assets managed by Alcentra personnel for affiliates under dual employee arrangements). Alcentra's investment strategies include senior loans, high yield bonds, private credit, structured credit, special situations, and multi-strategy credit.

It is currently contemplated that most of Alcentra's employees will remain with Alcentra upon completion of the Transaction. Existing management of Alcentra currently expects that the portfolio management of the Fund will be unaffected by the Transaction and that the current primary portfolio managers of the Fund will continue to serve in that capacity as employees of Alcentra NY as a subsidiary of Franklin Templeton following the Transaction.

Alcentra NY is a subsidiary of Alcentra Group Holdings and its principal office is located at 200 Park Avenue, New York, New York 10166. Alcentra NY provides investment advisory services focusing on sub-investment grade debt. Alcentra is one of the largest global institutional managers of below investment grade credit.

Alcentra NY does not currently serve as investment adviser or sub-adviser to any other registered investment companies which have a similar investment objective and similar investment management policies as the Fund.

The names and principal occupations of the principal executive officers of Alcentra NY are: Jonathan DeSimone, Chief Executive Officer; Joseph Cantwell, Chief Investment Officer – Liquid Credit; Christopher Mulshine, Head of U.S. Distribution; Vinay Patel, Head of Finance; and Steven Levinson, Chief Compliance Officer. Messrs. DeSimone, Cantwell, Mulshine and Patel are members of Alcentra NY's Executive Committee responsible for the day-to-day management and oversight of the operations of the firm. The address of each principal executive officer listed above, as it relates to the person's position with Alcentra NY, is 200 Park Avenue, 7th Floor, New York, New York 10166.

Franklin Templeton

Franklin Resources, Inc., whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. Franklin Templeton's mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through specialized teams, Franklin Templeton has expertise across all asset classes, including equity, fixed income, alternatives and custom multi-asset solutions. Franklin Templeton has more than 1,300 investment professionals, who are supported by Franklin Templeton's integrated, worldwide team of risk management professionals and global trading desk network, and has employees in over 30 countries.

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Franklin Templeton has 75 years of investment experience and approximately $1.4 trillion in assets under management as of July 31, 2022.

As a result of the Transaction and on the Closing Date, Alcentra will become a subsidiary of Franklin Templeton and will no longer be an affiliate of BNYM Adviser. Franklin Templeton has stated that the Transaction will continue to strengthen the breadth and scale of Franklin Templeton's alternative asset strategies and is expected to bring firm-wide alternative assets under management to approximately $260 billion after the Transaction closes. Franklin Templeton has further stated that Alcentra NY is highly complementary to its existing U.S. capabilities.

None of the Board members has, or has had, any material interest in, or a material interest in a material transaction or proposed transaction with Franklin Templeton since the beginning of the Fund's most recently completed fiscal year.

Information About the Fund's Primary Portfolio Managers

Chris Barris and Kevin Cronk, CFA, are the Fund's primary portfolio managers, positions they have held since October 2010 and September 2012, respectively. Messrs. Barris and Cronk are jointly and primarily responsible for managing the Fund's portfolio in their capacity as employees of BNYM Adviser. In choosing securities, the Fund's portfolio managers seek to capture the higher yields offered by junk bonds, while managing credit risk and the volatility caused by interest rate movements.

Mr. Barris joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's ("Standish") high yield business, and is the Acting Chief Investment Officer of Liquid Credit at Alcentra. He is responsible for managing all U.S. and global high yield portfolios, and has extensive experience managing a broad range of high yield bond strategies for both institutional and retail funds. Mr. Barris also is responsible for managing Alcentra's multi-asset credit portfolios, including U.S. and European bonds and loans. He has considerable experience in credit analysis with over 25 years of investment experience. Mr. Barris joined Standish, formerly an affiliate of BNYM Adviser and Alcentra, in 2005 as a Senior Credit Analyst, and elevated to Director and Senior Portfolio Manager for U.S. and global high yield investments. Mr. Barris joined Standish from State Street Research & Management where he was as a high yield research analyst. Prior to that, he worked for Credit Suisse First Boston (Donaldson, Lufkin & Jenrette) in the leveraged finance group. Mr. Barris has been employed by BNYM Adviser since July 2007. Mr. Barris has an M.B.A. from Columbia Business School and a B.A. from Hamilton College.

Mr. Cronk joined Alcentra in January 2013 as part of the combination of Alcentra with Standish's high yield business, and is a Managing Director and Senior Portfolio Manager and a member of the U.S. Liquid Credit Investment Committee at Alcentra. Mr. Cronk joined Standish in 2011 from Columbia Management, where he worked for 11 years as a high yield analyst and portfolio manager. Prior to that, he worked as a high yield investment associate at Putnam Investments. Mr. Cronk has been employed by BNYM Adviser since July 2012. Mr. Cronk has a B.S. in Business Administration from Creighton University, holds the Chartered Financial Analyst (CFA®) designation, and is a member of the Boston Security Analysts Society.

Sub-Advisory Agreement

The following discussion is a description of the material terms of the Sub-Advisory Agreement. The form of the Sub-Advisory Agreement is attached as Exhibit A to this Proxy Statement.

The Sub-Advisory Agreement was approved by the Board, including a majority of the Independent Board Members, at an in-person Board meeting held on August 4, 2022 (the "August Meeting"), which was

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called, among other reasons, for the purpose of approving the Sub-Advisory Agreement. If approved by Fund shareholders, the Sub-Advisory Agreement will become effective on the Closing Date and will continue until April 4, 2023, and thereafter is subject to annual approval by the Board, including a majority of the Independent Board Members. BNYM Adviser has agreed to pay Alcentra NY under the Sub-Advisory Agreement a sub-investment advisory fee at an annual rate of 0.27% of the value of the Fund's average daily net assets.

Pursuant to the Sub-Advisory Agreement, Alcentra NY, subject to the supervision and approval of BNYM Adviser and the Board, will provide the day-to-day management of the Fund's investments. Alcentra NY, among other duties, will obtain and provide investment research and supervise the Fund's investments and will conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets, including the placing of portfolio transactions for execution with either the issuer directly or with any broker or dealer, foreign currency dealer, futures commission merchant, counterparty or other entities. Alcentra NY also will perform certain other administrative and compliance-related functions in connection with the management of the Fund's assets. In addition, proxies of companies whose shares are held by the Fund will be voted by Alcentra NY pursuant to proxy voting procedures approved by the BNYM Adviser. In accordance with the Sub-Advisory Agreement and procedures adopted by the Board, Alcentra NY may effect Fund portfolio transactions through a broker affiliated with the Fund, BNYM Adviser, the Fund's principal underwriter or Alcentra NY, and the affiliated broker may receive brokerage commissions in connection therewith as permitted by applicable law.

The Sub-Advisory Agreement provides that Alcentra NY shall exercise its best judgment in rendering the services to be provided pursuant to the Sub-Advisory Agreement. The Sub-Advisory Agreement provides that Alcentra NY will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or BNYM Adviser, except by reason of willful misfeasance, bad faith or gross negligence in the performance of Alcentra NY's duties, or by reason of Alcentra NY's reckless disregard of its obligations and duties, under the Sub-Advisory Agreement. In addition, the Sub-Advisory Agreement provides that Alcentra NY indemnify and hold harmless BNYM Adviser, the Fund and the Trust, and their affiliates and control persons and that BNYM Adviser indemnify and hold harmless Alcentra NY and its affiliates and control persons, against certain losses, claims, damages, liabilities or litigation.

The Sub-Advisory Agreement provides that Alcentra NY will be compensated by BNYM Adviser from the management fee that BNYM Adviser receives from the Fund. There will be no increase in the advisory fee paid by the Fund to BNYM Adviser as a consequence of the implementation of the Sub-Advisory Agreement. Alcentra NY will bear all expenses incurred by it in connection with the performance of its services under the Sub-Advisory Agreement.

The Sub-Advisory Agreement is subject to annual approval by the Board, including a majority of the Independent Board Members. The Sub-Advisory Agreement is terminable without penalty by: (i) BNYM Adviser on not more than 60 days' notice to Alcentra NY; (ii) the Board or by vote of the holders of a majority of the Fund's outstanding voting securities on not more than 60 days' notice to Alcentra NY; or (iii) Alcentra NY on not less than 90 days' notice to the Fund and BNYM Adviser. The Sub-Advisory Agreement provides that it will terminate automatically in the event of its "assignment" as such term is defined under the 1940 Act or the Investment Advisers Act of 1940, as amended. In addition, the Sub-Advisory Agreement provides that it will terminate if the Management Agreement terminates for any reason.

Interim Sub-Advisory Agreement

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As the Transaction is not contingent on shareholder approval of the Sub-Advisory Agreement, it is possible that the Transaction could occur prior to shareholder approval of the Sub-Advisory Agreement, which would terminate the dual employee arrangement with the Fund's portfolio managers. To ensure that the Fund is provided with uninterrupted portfolio management after the Closing Date, the Board approved at the August Meeting the Interim Sub-Advisory Agreement, which will become effective only if shareholders have not approved the Sub-Advisory Agreement on or before the Closing Date. In accordance with the requirements of no-action relief granted by the staff of the Securities and Exchange Commission's Division of Investment Management and Rule 15a-4 under the 1940 Act, the Interim Sub-Advisory Agreement would have a maximum term of 150 days from the Closing Date.

There are no material differences between the Interim Sub-Advisory Agreement and the Sub-Advisory Agreement, except for the term and termination provisions. In addition, the Interim Sub-Advisory Agreement contains provisions required by the no-action relief and Rule 15a-4 under the 1940 Act, which state that the fee payable by BNYM Adviser to Alcentra NY must be paid into an interest-bearing escrow account with the Fund's custodian or a bank for the period during which the Interim Sub-Advisory Agreement is in effect. The Sub-Advisory Agreement will replace the Interim Sub-Advisory Agreement if it is approved by shareholders. In the event that the Interim Sub-Advisory Agreement goes into effect, the Fund would continue to solicit shareholder approval of the Sub-Advisory Agreement. If shareholders approve the Sub-Advisory Agreement by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to Alcentra NY. If shareholders do not approve the Sub-Advisory Agreement by the end of the 150-day period, Alcentra NY will be paid, out of the escrow account, the lesser of: (i) Alcentra NY's costs incurred in performing its duties under the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

Considerations of the Board

BNY Mellon publicly announced the Transaction on May 31, 2022. At the August Meeting, the Board discussed the Transaction and BNYM Adviser recommended the approval of the Interim Sub-Advisory Agreement and the Sub-Advisory Agreement in order to provide continuity of portfolio management for the Fund after the Closing Date. At the August Meeting, the Board members present at the meeting, including a majority of the Independent Board Members, unanimously approved the Sub-Advisory Agreement and the engagement of Alcentra NY as the Fund's sub-adviser, subject to shareholder approval, and the Interim Sub-Advisory Agreement that would go into effect for a limited period of time only if shareholders have not approved the Sub-Advisory Agreement on or before the Closing Date. At the August Meeting, the Board, including a majority of the Independent Board Members, considered information presented to them as part of the annual agreement review process at the 15(c) Meeting, as well as information about Alcentra NY and the Transaction received at the August Meeting, and concluded that approval of these agreements was in the best interests of the Fund and its shareholders.

In connection with the August Meeting and in accordance with Section 15(c) of the 1940 Act, the Board requested, and BNYM Adviser and Alcentra NY provided, materials relating to the Transaction, Alcentra NY, Alcentra Group Holdings, Inc. and Franklin Templeton in connection with the Board's consideration of whether to approve the Sub-Advisory Agreement. This included a description of the Transaction and its anticipated effects on Alcentra NY as well as information regarding Alcentra Group Holdings, Inc. and its business activities, personnel and affiliates. The Board noted that BNYM Adviser and Alcentra NY represented that there would be no diminution in the nature, extent or quality of the services provided to the Fund in connection with the implementation of the Sub-Advisory Agreement and that the persons responsible for portfolio management of the Fund in their capacity as employees of BNYM Adviser were anticipated to remain the same and provide portfolio management of the Fund in their capacity as employees of Alcentra NY as a subsidiary of Franklin Templeton after the Closing Date. Accordingly,

7

the Board also considered information presented to them as part of the annual agreement review process at the 15(c) Meeting. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under state law and the 1940 Act. It was noted that the Transaction would comply with Section 15(f) of the 1940 Act in that 75% or more of the Board was comprised of Independent Board Members and would remain so for three years following the Closing Date, and that no "unfair burden" (as defined in the 1940 Act) would be imposed on the Fund by Alcentra NY during the two-year period following the Closing Date.

In voting to approve the Sub-Advisory Agreement, the Board considered whether the approval of the Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below. The Independent Board Members were represented by legal counsel that is independent of BNYM Adviser and Alcentra NY in connection with their consideration of approval of the Sub-Advisory Agreement and the Interim Sub-Advisory Agreement. The factors discussed below were also considered by the Independent Board Members in executive session during which such independent legal counsel provided guidance and a written description to the Independent Board Members of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements. Based on their discussions and considerations described below, the Board, including a majority of the Independent Board Members, approved for the Fund the Sub-Advisory Agreement, subject to shareholder approval, and the Interim Sub-Advisory Agreement that would go into effect, without shareholder approval, for a limited period of time only if shareholders have not approved the Sub-Advisory Agreement on or before the Closing Date. It is currently anticipated that the Sub-Advisory Agreement, if approved by shareholders, will be reviewed by the Board as part of its annual review of advisory arrangements for the Fund in the first quarter of 2023.

Nature, Extent and Quality of Services to be Provided under the Sub-Advisory Agreement. In examining the nature, extent and quality of the services to be provided by Alcentra NY to the Fund under the Sub-Advisory Agreement, the Board considered (i) Alcentra NY's organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) Alcentra NY's expertise in providing portfolio management services to the Fund and the performance history of the Fund; (iii) Alcentra NY's investment strategy for the Fund; (iv) the Fund's long- and short-term performance relative to comparable mutual funds and unmanaged indices; and (v) Alcentra NY's compliance program. The Board specifically took into account that there were currently no long-term or short-term plans to make changes to the management or investment policies, strategies or objective of the Fund, or to the status of Messrs. Barris and Cronk as the primary portfolio managers of the Fund, as a result of the Transaction or in connection with the implementation of the Sub-Advisory Agreement. The Board members considered the specific responsibilities in all aspects of the day-to-day management of the Fund by Alcentra NY, and the fact that the persons responsible for portfolio management of the Fund before the Closing Date were anticipated to remain the same as employees solely of Alcentra NY as a subsidiary of Franklin Templeton after the Closing Date. The Board also considered the financial resources that will be available to Alcentra NY. The Trust's Chief Compliance Officer discussed the compliance infrastructure of the Fund following the Transaction. The Board also discussed the acceptability of the terms of the Sub-Advisory Agreement and the Interim Sub-Advisory Agreement.

The Board concluded that the Fund will continue to benefit from the quality and experience of Alcentra NY's investment professionals, specifically including Messrs. Barris and Cronk, who will continue to provide services to the Fund after the Transaction as employees solely of Alcentra NY as a subsidiary of Franklin Templeton. Based on its consideration and review of the foregoing information, the Board concluded that it was satisfied with the nature, extent and quality of the sub-investment advisory services expected to be provided by Alcentra NY.

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Fund Investment Performance. Because the investment professionals responsible for the portfolio management of the Fund in their capacity as employees of BNYM Adviser before the Closing Date would remain the same but as employees solely of Alcentra NY as a subsidiary of Franklin Templeton after the Closing Date, the Board members considered the investment performance of those investment professionals in managing the Fund's portfolio as a factor in evaluating the Sub-Advisory Agreement and the Interim Sub-Advisory Agreement.

At the 15(c) Meeting, the Board received and reviewed reports prepared by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent provider of investment company data, which included information comparing the Fund's performance with the performance of a group of funds selected by Broadridge as comparable to the Fund (the "Performance Group") and with a broader group of funds (the "Performance Universe"), all for various periods ended December 31, 2021. It was noted that, while the Board has found the Broadridge data generally useful, the Board members recognized the limitations of such data, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. BNYM Adviser also provided a comparison of the Fund's calendar year total returns to the returns of the Fund's benchmark index. The Board concluded that it was generally satisfied with the Fund's overall performance and portfolio management.

At the August Meeting, the Board reviewed updated reports prepared by Broadridge which included information comparing the Fund's performance with its Performance Group and Performance Universe, all for various periods ended May 31, 2022. BNYM Adviser also provided information comparing the Fund's performance with its benchmark index and Morningstar category percentile ranking, all for various periods ended July 31, 2022. The Board discussed with representatives of BNYM Adviser and Alcentra NY the results of the comparisons and considered the Fund's performance in light of overall financial market conditions. Where the Fund's total return performance was below the median during specified periods, the Board noted the explanations from BNYM Adviser and Alcentra NY concerning the Fund's relative performance versus the Performance Group or Performance Universe for such periods. Based on its review, the Board concluded that it was generally satisfied with the Fund's overall performance and portfolio management.

The Board members discussed with representatives of BNYM Adviser and Alcentra NY that the investment strategies to be employed by Alcentra NY in the management of the Fund's assets are currently expected to remain the same under the Sub-Advisory Agreement. The Board also considered the fact that the persons responsible for portfolio management of the Fund, specifically Messrs. Barris and Cronk, would remain the same following the Transaction as employees solely of Alcentra NY as a subsidiary of Franklin Templeton. Based on its consideration and review of the foregoing, the Board concluded that these factors supported a decision to approve the Sub-Advisory Agreement and the Interim Sub-Advisory Agreement.

Management Fee and Sub-Advisory Fee and Expense Ratio. The Board considered the proposed fee payable under the Sub-Advisory Agreement, noting that the proposed fee would be paid by BNYM Adviser and, thus, would not impact the fees paid by the Fund. At the 15(c) Meeting, the Board reviewed and considered the contractual management fee payable by the Fund to BNYM Adviser pursuant to the Management Agreement. The Board also reviewed reports prepared by Broadridge which included information comparing the Fund's actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the "Expense Group") and with a broader group of funds (the "Expense Universe"), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Board also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board concluded that the fees paid to BNYM Adviser were appropriate under the circumstances and in light of the factors and the totality of the services provided.

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At the August Meeting, the Board considered the proposed fee payable to Alcentra NY under the Sub-Advisory Agreement in relation to the fee paid to BNYM Adviser by the Fund and the respective services provided by Alcentra NY and BNYM Adviser. The Board reviewed updated reports prepared by Broadridge which included information comparing the Fund's actual and contractual management fees and total expenses with those of its Expense Group and Expense Universe, the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Board also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board determined that the advisory fees and other expenses continued to be reasonable in light of the nature, extent and quality of the services to be provided to the Fund under the Management Agreement and Sub-Advisory Agreement. The Board concluded that the proposed fee payable by BNYM Adviser to Alcentra NY in its capacity as sub-investment adviser was reasonable and appropriate.

Profitability. The Board recognized that, because the proposed fee payable under the Sub-Advisory Agreement to Alcentra NY would be paid by BNYM Adviser, and not the Fund, an analysis of profitability was more appropriate in the context of the Board's consideration of the Management Agreement. At the 15(c) Meeting, the Board received and considered a profitability analysis of BNYM Adviser and its affiliates in providing services to the Fund. BNYM Adviser representatives reviewed the expenses allocated and profit received by BNYM Adviser and its affiliates and the resulting profitability percentage for managing the Fund and the aggregate profitability percentage to BNYM Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by BNYM Adviser and its affiliates.

At the August Meeting, the Board noted that, because Alcentra NY would no longer be an affiliate of BNYM Adviser after the Closing Date, the fee payable to Alcentra NY by BNYM Adviser under the Sub-Advisory Agreement would have the effect of potentially reducing BNYM Adviser's profitability with respect to the Fund. Therefore, the Board determined that BNYM Adviser's expected profitability should not be excessive in light of the nature, extent and quality of the services to be provided to the Fund after the Transaction. Consideration of profitability with respect to Alcentra NY was not relevant to the Board's determination to approve the Sub-Advisory Agreement and the Interim Sub-Advisory Agreement.

Economies of Scale. The Board recognized that, because the proposed fee payable under the Sub-Advisory Agreement to Alcentra NY would be paid by BNYM Adviser, and not the Fund, an analysis of economies of scale was more appropriate in the context of the Board's consideration of the Management Agreement. At the 15(c) Meeting, the Board discussed any economies of scale or other efficiencies that may result from increases in the Fund's assets. The Board noted that there are various ways to share potential economies of scale with Fund shareholders and that it appeared that the benefits of any economies of scale would be appropriately shared with shareholders.

At the August Meeting, the Board concluded that no material impact to the analysis of economies of scale is expected as a result of the Transaction and that, to the extent in the future it were determined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund.

Other Benefits to Alcentra NY. At the August Meeting, the Board considered potential benefits to Alcentra NY from acting as sub-investment adviser and noted that no such ancillary benefits were indicated. At the August Meeting, the Board also considered the benefits to be received by BNY Mellon and Alcentra NY as a result of the Transaction and determined that any such ancillary benefits were reasonable.

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After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Board Members, approved, and recommends that shareholders of the Fund approve, the Sub-Advisory Agreement for the Fund.

Section 15(f) of the 1940 Act

With respect to the Fund, the Transaction was structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act provides, in part, that when a sale of an interest in an investment adviser of a registered investment company occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the completion of the transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an "unfair burden" (as defined in the 1940 Act) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). BNYM Adviser, Alcentra, Franklin Templeton and the Fund have agreed to comply with the conditions of Section 15(f) of the 1940 Act.

* * *

REQUIRED VOTE AND THE BOARD'S RECOMMENDATION

The approval of the Sub-Advisory Agreement requires the affirmative vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or represented by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD MEMBERS PRESENT AT THE AUGUST MEETING, INCLUDING A MAJORITY OF THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE Sub-Advisory Agreement.

* * *

VOTING INFORMATION

Quorum, Proxies and Voting at the Meeting

A quorum is constituted for the Fund by the presence in person or by proxy of the holders of 50% of the Fund's outstanding shares entitled to vote at the Meeting. Virtual attendance at the Meeting shall constitute in person attendance for purposes of calculating a quorum. If a quorum is not present at the Meeting for the Fund, or if a quorum is present but sufficient votes to approve the proposal for the Fund are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund. In determining whether to adjourn the Meeting with

11

respect to the proposal for the Fund, the following factors may be considered: the nature of the proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote by the holders of a majority of the Fund's shares eligible to vote that are represented at the Meeting virtually or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.

If you hold your shares directly (not through a broker-dealer or other intermediary), and if you return a signed proxy card that does not specify how you wish to vote on the proposal, your shares will be voted "FOR" the proposal. If a proxy is properly executed and returned marked with an abstention, the Fund shares represented thereby will be considered to be present at the Meeting for the Fund for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "FOR" the proposal. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite approval for the proposal.

Broker-dealer firms holding shares of the Fund in "street name" for the benefit of their clients will request the instructions of such clients on how to vote their shares before the Meeting. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a client prior to the date specified in the broker-dealer firm's request for voting instructions may not submit a proxy on behalf of such client's shares with respect the proposal. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the proposal. However, because the proposal is considered non-routine, broker non-votes are inapplicable to this solicitation and will have no impact on establishing quorum or the votes cast for or against the proposal.

If you hold shares of the Fund through a broker-dealer (that is not a member of the New York Stock Exchange) or other intermediary that has entered into a service agreement with the Fund or the Fund's distributor, such intermediary may be the record holder of your shares. At the Meeting, an intermediary will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the proposal may be deemed to authorize the intermediary to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, an intermediary may be permitted to vote shares with respect to which it has not received voting instructions from its customers. In those cases, the intermediary may, but may not be required to, vote such shares in the same proportion as those shares for which the intermediary has received voting instructions. Because of this practice, a small number of shareholders could determine how the Fund votes, if other shareholders fail to vote.

With respect to BNYM Adviser-sponsored IRAs, the Individual Retirement Custodial Account Agreement governing the IRAs requires BNY Mellon, as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions. BNY Mellon will solicit instructions from such IRA shareholders. To be effective, voting instructions must be received prior to the close of business on October 11, 2022. However, if no voting instructions are received, BNY Mellon may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other BNYM Adviser-sponsored IRA shareholders. Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNY Mellon will vote the IRA shares in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other BNYM Adviser-sponsored IRA shareholders. Because of this practice, a small number of shareholders could determine how the Fund votes, if other shareholders fail to vote.

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If you beneficially own shares that are held in "street name" through a broker-dealer or that are held of record by a bank or other intermediary, and you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, bank or intermediary specific instructions as to how you want your shares to be voted.

Methods of Solicitation and Expenses

The cost of preparing, printing and mailing this Proxy Statement and the attached Notice of Special Meeting of Shareholders and the accompanying proxy card, as well as the costs associated with the proxy solicitation, which is estimated to total approximately $125,000, will be borne by BNYM Adviser and not the Fund. These costs will be borne by BNYM Adviser whether or not the Sub-Advisory Agreement is approved. Solicitation may be made by officers or employees of BNYM Adviser or Alcentra, or by dealers and their representatives. In addition to the use of the mail, proxies may be solicited personally or by telephone, and BNYM Adviser may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. BNYM Adviser will retain AST Fund Solutions, LLC (the "Proxy Solicitor") to assist in the solicitation of proxies, primarily by contacting shareholders by telephone. The cost of the Proxy Solicitor is estimated to be approximately $30,000, which amount is included in the estimated total expenses listed above.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Proxy Statement and proxy card. Within 72 hours of receiving such telephonic or electronically transmitted voting instructions from a shareholder, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any Fund shareholder giving a proxy by telephone or electronically may revoke it at any time before it is exercised by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card, by submitting a new proxy to the Fund or by attending the Meeting and voting virtually.

* * *

ADDITIONAL INFORMATION

Distributor, Custodian and Transfer and Dividend Disbursing Agent

BNY Mellon Securities Corporation ("BNYMSC"), a wholly-owned subsidiary of BNYM Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the distributor (i.e., principal underwriter) of the Fund's shares pursuant to a Distribution Agreement. BNYMSC receives no compensation for its services under the Distribution Agreement.

BNY Mellon, located at 240 Greenwich Street, New York, New York 10286, serves as custodian for the assets of the Fund pursuant to a custody agreement.

BNY Mellon Transfer, Inc., a wholly-owned subsidiary of BNYM Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the Fund's transfer and dividend disbursing agent.

Payments to Affiliated Brokers

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During the Fund's most recent fiscal year, the Fund did not pay any commissions to affiliated brokers.

Certain Beneficial Ownership

As of July 12, 2022, the Fund had 18,760,883 Class A shares, 539,083 Class C shares and 134,941,111 Class I shares issued and outstanding. Set forth below is information as to those shareholders known by the Trust to own of record or beneficially 5% or more of the indicated class of the Fund's outstanding voting securities as of July 12, 2022.

Name of Class	Name and Address of Shareholder	Amount of Outstanding Shares of Class Held	Percentage of Outstanding Shares of Class Held

Class A	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	1,578,187	8.41%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	1,575,450	8.40%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	1,551,931	8.27%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,384,439	7.38%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	1,001,681	5.34%
	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	1,001,561	5.34%
	Morgan Stanley Smith Barney LLC 201 Plaza Two 7th Floor Jersey City, NJ 07311	938,814	5.00%
Class C	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	160,845	29.84%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	121,892	22.61%

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Name of Class	Name and Address of Shareholder	Amount of Outstanding Shares of Class Held	Percentage of Outstanding Shares of Class Held
	Morgan Stanley Smith Barney LLC 201 Plaza Two 7th Floor Jersey City, NJ 07311	68,044	12.62%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	51,677	9.59%
	Edward D. Jones & Company 12555 Manchester Road Saint Louis, MO 63131-3710	31,018	5.75%
	National Financial Services, LLC. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	30,067	5.58%
	UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	28,753	5.33%
Class I	SEI Private Trust 1 Freedom Valley Drive Oaks, PA 19456-9989	111,599,164	82.70%
	BNY Mellon Yield Enhancement Strategy Fund BNY Mellon Investment Adviser Inc. 2 Hanson Place Floor 11 Brooklyn, NY 11217-4717	9,534,368	7.07%

Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

As of July 12, 2022, Trustees and officers of the Trust, as a group, owned less than 1% of the Fund's outstanding voting shares.

* * *

OTHER MATTERS

The Board is not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

The Fund does not hold annual meetings of shareholders. Any shareholder proposal for inclusion in a proxy statement for the Fund's next shareholder meeting subsequent to this Meeting, if any, must be

15

received by the Trust's Secretary at the offices of the Fund, 240 Greenwich Street, New York, New York 10286, in a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting requirements contained in those rules may, under certain conditions, be included in the Fund's proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Fund of any such proposal. The fact that the Fund receives a shareholder proposal in a timely manner does not, however, ensure its inclusion in the Fund's proxy materials since there are other requirements in the proxy rules relating to such inclusion.

* * *

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING VIRTUALLY ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Dated: August 26, 2022

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EXHIBIT A

FORM OF SUB-ADVISORY AGREEMENT

BNY MELLON INVESTMENT ADVISER, INC.
240 Greenwich Street
New York, New York 10286

[______], 202[_]

Alcentra NY, LLC
200 Park Avenue
New York, New York 10166

Ladies and Gentlemen:

As you are aware, BNY Mellon Investment Funds III (the "Trust") desires to employ the capital of the series named on Schedule 1 hereto, as such Schedule may be revised from time to time (each, a "Fund"), by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in the relevant Fund's Prospectus and Statement of Additional Information as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Company's Board of Directors (the "Board"). The Trust employs BNY Mellon Investment Adviser, Inc. (the "Adviser") to act as the Fund's investment adviser pursuant to a written agreement (the "Management Agreement"), a copy of which has been furnished to you. The Adviser is authorized to and desires to retain you, and you hereby agree to accept such retention, to act as the Fund's sub-investment adviser as of the date set forth above (the "Effective Date") with respect to that portion of the Fund's assets which may be assigned to you from time to time (the "sub-advised assets").

In connection with your serving as sub-investment adviser to the Fund, it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this Agreement. The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Trust's behalf in any such respect.

Subject to the supervision and approval of the Adviser and the Trust's Board, you will provide investment management of the sub-advised assets. Your advisory duties and responsibilities hereunder shall pertain only to the sub-advised assets. You will provide such investment management subject to and in accordance with (i) the Fund's investment objective, policies and limitations as stated in the Fund's Prospectus and Statement of Additional Information as from time to time in effect and provided to you by the Adviser; (ii) any applicable procedures or policies adopted or approved by the Adviser or the Trust's Board with respect to the Fund as from time to time in effect, or in any supplements thereto, and furnished in writing to you; (iii) the requirements applicable to registered investment companies under applicable laws, including without limitation the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations thereunder, and the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and the rules and regulations thereunder applicable to qualification as a "regulated investment company"; and (iv) any written instructions which the Adviser or the Trust's

A-1

Board may issue to you from time to time; provided, however, that you shall not be bound by any update, modification or amendment of such documents or other procedures or policies of the Fund, the Trust or the Adviser unless and until you have been given notice thereof in accordance with this Agreement and have been provided with a written copy of such update, modification or amendment. With respect to the foregoing, the Adviser will seek to provide you with prior notice of any update, modification or amendment of such documents or other procedures or policies of the Fund or the Adviser that is reasonably sufficient to provide you with the time necessary to make any changes to the Fund's portfolio that are required to comply with such procedures or policies in an orderly manner. In connection with your duties hereunder, you (a) will obtain and provide investment research and supervise the Fund's investments with respect to the sub-advised assets and (b) will conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the sub-advised assets, including the placing of portfolio transactions for execution either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant, counterparty or others. You agree that, in placing any orders with selected brokers and dealers, you will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation and in accordance with applicable securities laws, you, in your discretion, may purchase and sell portfolio securities from and to brokers and dealers who provide the Fund, the Adviser's other clients, or your other clients with research, analysis, advice and similar services. You may cause the Fund to pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to your good faith determination that such commission or spread is reasonable in terms either of the particular transaction or of your overall responsibility to the Trust, the Fund and your other clients and that the total commissions or spreads paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term and, if applicable, subject to compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended. Such authorization is subject to termination at any time by the Trust's Board for any reason. In addition, you are authorized to allocate purchase and sale orders for portfolio securities to brokers and dealers that are affiliated with you, the Adviser, the Fund's principal underwriter or any other sub-investment adviser to the Fund if you believe that the quality of the transaction and the commission are comparable to what they would be with other qualified firms, and provided that the transactions are consistent with the Trust's Rule 17e-1 procedures as they may be provided to you by the Adviser from time to time. In no instance may portfolio securities be purchased from or sold to you, the Adviser, the Fund's principal underwriter, any other sub-investment adviser to the Fund or any person affiliated with you, the Adviser, the Fund's principal underwriter, any other sub-investment adviser to the Fund or the Fund, except in accordance with the applicable securities laws and the rules and regulations thereunder, including Rules 17a-7 and 17a-10 under the Investment Company Act, and any exemptive order then currently in effect. The Adviser will periodically provide you with a list of the affiliates of the Adviser, the Fund's principal underwriter or the Fund to which investment or trading restrictions apply, and will specifically identify in writing (a) all publicly traded companies in which the Fund may not invest, together with ticker symbols for all such companies, and (b) any affiliated brokers and any restrictions that apply to the use of those brokers by the Fund.

You shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser, the Trust or the Fund in any way or otherwise be deemed an agent of the Adviser, the Trust or the Fund, and nothing in this Agreement shall be construed as making the Adviser, the Trust or the Fund a partner or co-venturer with you or any of your affiliates. You shall utilize counterparties for brokerage, futures and options clearing, ISDA purposes and trade execution under agreements set up in the name of the Fund. You shall be responsible for managing any collateral and margin requirements associated with investments made for the sub-advised assets.

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Proxies of companies whose shares are part of the sub-advised assets shall be voted as described in the Fund's Prospectus and Statement of Additional Information, and you shall assume responsibility for the voting of such proxies pursuant to proxy voting procedures approved by the Adviser. You are authorized and agree to act on behalf of the Fund with respect to any reorganizations, exchange offers and other voluntary corporate actions and any amendments to credit agreements in connection with securities held in the sub-advised assets in such manner as you deem advisable, unless the Fund or the Adviser otherwise specifically directs in writing. You shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping or custody of the sub-advised assets. The Adviser shall furnish you with copies of the Fund's Prospectuses, Statements of Additional Information and shareholder reports. You will be provided the opportunity to review and approve any description of you and your investment process set forth in the Fund's Prospectus, Statement of Additional Information and shareholder reports. The Adviser also will furnish you with copies of Prospectus or Statement of Additional Information supplements that disclose any changes to the Fund's investment objective, policies, strategies or restrictions.

You will furnish to the Adviser or the Trust such information, with respect to the investments which the Fund may hold or contemplate purchasing in connection with the sub-advised assets, as the Adviser or the Trust may reasonably request. The Trust and the Adviser wish to be informed of important developments materially affecting the sub-advised assets and shall expect you, on your own initiative, to furnish to the Trust or the Adviser from time to time such information as you may believe appropriate for this purpose. In connection therewith, you will notify the Adviser if you become aware of any bankruptcy proceedings, securities litigation class actions or settlements affecting investments which the Fund holds in the sub-advised assets or held in the sub-advised assets at a time relevant to such proceedings, class actions or settlements. Upon reasonable request, you will make available your officers and employees, including the portfolio managers named in the Fund's Prospectus and/or Statement of Additional Information, to meet with the Trust's Board and/or the Adviser to review the sub-advised assets.

You will maintain all required books and records with respect to the securities transactions of the Fund for the sub-advised assets in accordance with all applicable laws, and in compliance with the applicable requirements of the rules under Section 31 of the Investment Company Act, and will furnish the Trust's Board and the Adviser with such periodic and special reports as the Trust's Board or the Adviser reasonably may request. You hereby agree that all records which you maintain for the Trust or the Adviser are the property of the Trust or the Adviser, and agree to preserve for the periods prescribed by applicable law any records which you maintain for the Trust or the Adviser and which are required to be maintained, and further agree to surrender promptly to the Trust or the Adviser any records which you maintain for the Trust or the Adviser upon request by the Trust or the Adviser, provided that you shall have reasonable opportunity to create and maintain copies of applicable records.

The Adviser (i) is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Investment Advisers Act or other law, regulation or order from performing its obligations under this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its obligations under this Agreement; (iv) has the power and authority to enter into and perform its obligations under this Agreement; and (v) will promptly notify you of the occurrence of any event that would disqualify the Adviser from serving as the investment adviser of

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an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify you if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund and affecting you; provided, however, that routine regulatory examinations not involving you shall not be required to be reported by this provision.

You represent that you (i) are registered as an investment adviser under the Investment Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) are not prohibited by the Investment Company Act, the Investment Advisers Act or other law, regulation or order from performing your obligations under this Agreement; (iii) have met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform your obligations under this Agreement; (iv) have the power and authority to enter into and perform your obligations under this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify you from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.

The Adviser and you each agree to comply with applicable laws, rules and regulations, including the Investment Advisers Act and the Investment Company Act. You will promptly notify the Trust's Chief Compliance Officer (a) in the event the Securities and Exchange Commission or other governmental authority has censured you, placed limitations upon your activities, functions or operations, suspended or revoked your registration, as an investment adviser, or has commenced proceedings or an investigation that may result in any of these actions; or (b) upon becoming aware of any material fact relating to you that is not contained in the Fund's Prospectus or Statement of Additional Information, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect. Upon request, and in accordance with the scope of your obligations and responsibilities contained in this Agreement, you will provide reasonable assistance to the Trust in connection with the Fund's compliance with applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder, and Rule 38a-1 under the Investment Company Act. Such assistance shall include, but not be limited to, (i) providing the Trust's Chief Compliance Officer upon request with copies of your compliance policies and procedures; (ii) certifying periodically, upon the request of the Trust's Chief Compliance Officer, that you are in compliance with all applicable "federal securities laws," as required by Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment Advisers Act; (iii) facilitating and cooperating with the Trust's Chief Compliance Officer to evaluate the effectiveness of your compliance controls; (iv) providing the Trust's Chief Compliance Officer with direct access to your compliance personnel; (v) providing the Trust's Chief Compliance Officer with periodic reports; and (vi) promptly providing the Trust's Chief Compliance Officer with special reports in the event of material compliance violations. Upon request, you will provide certifications to the Trust, in a form satisfactory to the Trust, to be relied upon by the Trust's officers certifying the Trust's periodic reports on Form N-CSR pursuant to Rule 30a-2 under the Investment Company Act.

In consideration of services rendered pursuant to this Agreement, the Adviser will pay you on the first business day of each month, out of the management fee it receives and only to the extent thereof, a fee at the annual rate set forth on Schedule 1 hereto. If the Adviser waives all or a portion of the management fee it is entitled to receive from the Fund, the fee payable to you pursuant to this Agreement may be reduced as you and the Adviser mutually agree. The fee for the period from the Effective Date to the end of the

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month thereof shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable within 10 business days of the date of termination of this Agreement. For the purpose of calculating the fee payable to you, the value of the Fund's net assets shall be computed in the manner specified in the Fund's then-current Prospectus and Statement of Additional Information for the computation of the value of the Fund's net assets.

Net asset value shall be computed on such days and at such time or times as described in the Fund's then-current Prospectus and Statement of Additional Information. You agree to monitor the sub-advised assets and to notify the Adviser on any day that you determine that a significant event has occurred with respect to one or more securities held in the sub-advised assets that would materially affect the value of such securities (provided that you shall not be responsible for providing information based on valuations provided by third party services which value securities based upon changes in one or more broad-based indices). At the request of the Adviser, the Trust's Valuation Committee or the Board, you agree to provide additional reasonable assistance to the Adviser, the Trust's Valuation Committee, the Board and the Fund's pricing agents in valuing the sub-advised assets, including in connection with fair value pricing of the sub-advised assets.

You will bear all expenses in connection with the performance of your services under this Agreement. All other expenses to be incurred in the operation of the Fund (other than those borne by the Adviser) will be borne by the Fund, except to the extent specifically assumed by you. The expenses to be borne by the Fund (together with certain other series of the Trust) include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not the Adviser's or your officers, directors or employees or holders of 5% or more of the outstanding voting securities of you or the Adviser or any affiliate of you or the Adviser, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Trust's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders' reports and meetings, and any extraordinary expenses.

The Adviser understands that in entering into this Agreement you have relied upon the inducements made by the Trust to you under the Management Agreement. The Adviser also understands that you now act, and that from time to time hereafter you may act, as investment adviser or sub-investment adviser to one or more other investment companies, private funds or other pooled investment vehicles and fiduciary or other managed accounts (collectively, the "accounts"), and the Adviser has no objection to your so acting, provided that when the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more accounts managed by you and which have available funds for investment in the case of a purchase, the available securities will be allocated in a manner believed by you to be equitable to each account. It is recognized that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for or disposed of by the Fund.

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It is also understood that (i) you shall be prohibited from consulting with any other sub-investment adviser to the Fund (including, in the case of an offering of securities subject to Section 10(f) of the Investment Company Act, any sub-investment adviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for the Fund in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act, and (ii) your responsibility regarding investment advice hereunder is limited to the sub-advised assets.

In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

You shall exercise your best judgment in rendering the services to be provided hereunder, and the Adviser agrees as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Trust, the Fund or the Adviser, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Adviser, the Trust, the Fund or the Fund's shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder. In no event will you have any responsibility for any other series of the Trust, for any portion of the Fund's assets not managed by you or for the acts or omissions of the Adviser or any other sub-investment adviser to the Trust or the Fund. In particular, you shall have no responsibility for the Fund being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole, or for the Fund failing to qualify as a regulated investment Trust under the Internal Revenue Code, if the securities and other holdings of the sub-advised assets managed by you are such that the sub-advised assets would not be in such violation or fail to so qualify if the sub-advised assets were deemed a separate series of the Trust or a separate regulated investment Trust under the Internal Revenue Code, unless such violation was due to your failure to comply with written guidelines adopted by the Trust or the Adviser and provided in writing to you.

Except as may otherwise be provided by the Investment Company Act or any other federal securities law or the Commodity Exchange Act (the "CEA"), neither you nor any of your directors, officers, members or employees ("Sub-Adviser Affiliates") shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) ("Losses") incurred or suffered by the Adviser, the Trust or the Fund as a result of any act or omission by you or the Sub-Adviser Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of you or the Sub-Adviser Affiliates for, and you shall indemnify and hold harmless the Adviser, the Trust and the Fund, and all affiliated persons (within the meaning of Section 2(a)(3) of the Investment Company Act) thereof and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (the "Securities Act")) (collectively, "Adviser Indemnitees") thereof against, any and all Losses to which any of the Adviser Indemnitees may become subject under the Investment Company Act, the Investment Advisers Act, the CEA or the Securities Act, or under any other statute, at common law or otherwise arising out of or based on (i) your willful misfeasance, bad faith, reckless disregard or gross negligence, and/or (ii) any untrue statement of a material fact contained in the Prospectus and/or Statement of Additional Information, proxy materials, reports, advertisements, sales literature, or other

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materials pertaining to the Fund or the omission to state therein a material fact known to you that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser Indemnitees by the Sub-Adviser Indemnitees (as defined below) for use therein.

Except as may otherwise be provided by the Investment Company Act or any other federal securities law or the CEA, neither the Adviser, the Trust, the Fund nor any of their directors, officers, members or employees ("Adviser Affiliates") shall be liable for any Losses incurred or suffered by you as a result of any act or omission of the Adviser or the Adviser Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless you, all of your affiliated persons (within the meaning of Section 2(a)(3) of the Investment Company Act) and all of your controlling persons (as described in Section 15 of the Securities Act) (collectively, "Sub-Adviser Indemnitees") against, any and all Losses to which any of the Sub-Adviser Indemnitees may become subject under the Investment Company Act, the Investment Advisers Act, the CEA or the Securities Act, or under any other statute, at common law or otherwise arising out of or based on (i) the Adviser’s willful misfeasance, bad faith, reckless disregard or gross negligence, (ii) any untrue statement of a material fact contained in the Prospectus and/or Statement of Additional Information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser Indemnitees by the Sub-Adviser Indemnitees for use therein, and/or (iii) any Losses accruing to the extent, if any, caused by or based upon the conduct of any other sub-adviser to the Fund.

Promptly after receipt of notice of any action, arbitration, claim, demand, dispute, investigation, lawsuit or other proceeding (each, a "Proceeding") by a party seeking to be indemnified hereunder (the "Indemnified Party"), the Indemnified Party will, if a claim in respect thereof is to be made against a party against whom indemnification is sought hereunder (the "Indemnifying Party"), notify the Indemnifying Party in writing of the commencement of such Proceeding; provided that, the failure to so notify the Indemnifying Party in the absence of a showing of actual prejudice shall not relieve the Indemnifying Party from any indemnification liability which it may have to the Indemnified Party. The Indemnifying Party shall be entitled to participate in, and, to the extent that it may wish, assume the defense thereof (in its own name or in the name and on behalf of any Indemnified Party, or both, with counsel reasonably satisfactory to such Indemnified Party) by giving written notice to the Indemnified Party within 10 days of receiving notice of the Proceeding (or such shorter period as is required to respond to the Proceeding); provided, however, if the defendants in any such action include (or will include) both the Indemnified Party and an Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be a conflict between the positions of the Indemnified Party and an Indemnifying Party in conducting the defense of any such action or that there may be legal defenses available to it which are inconsistent with those available to an Indemnifying Party, the Indemnified Party shall have the right to select one separate counsel (in addition to local counsel) to assume such legal defense and to otherwise participate in the defense of such action on behalf of such Indemnified Party at such Indemnified Party's sole expense. Upon receipt of notice from an Indemnifying Party to such Indemnified Party of its election so to assume the defense of such action and approval by the Indemnified Party of counsel, which approval shall not be unreasonably withheld (and any disapproval shall be accompanied by a written statement of the reasons therefor), the Indemnifying Party will not be liable to such Indemnified Party hereunder for any legal or other expenses subsequently incurred by such Indemnified

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Party in connection with the defense thereof. No Indemnifying Party shall be liable under this Agreement for any settlement of any Proceeding entered into without its consent with respect to which indemnity may be sought hereunder, nor shall any Indemnifying Party enter into any settlement (other than a purely monetary "no admission" settlement) without the consent of the Indemnified Party.

As to each Fund, you may delegate some of your duties under this Agreement to one or more of your affiliates; provided, however, that (i) you shall provide prior notice to the Adviser of any such delegation and the Adviser consents to such delegation, (ii) any delegation of investment advisory duties within the definition of "investment adviser" under the Investment Company Act is subject to and conditioned on the approval of the Trust's Board and/or the Fund's shareholders as may be required pursuant to Section 15 of the Investment Company Act, (iii) you at all times shall supervise and oversee the performance of any such services delegated by you to your affiliate, (iv) no additional charges, fees or other compensation shall be paid by the Adviser or the Fund for any such services delegated by you to your affiliate, and (v) you at all times shall remain liable to the Adviser and the Fund for your obligations under this Agreement regardless of whether services hereunder are provided by you or any of your affiliates.

As to each Fund, this Agreement shall continue until the date set forth opposite such Fund's name on Schedule 1 hereto (the "Reapproval Date"), and thereafter shall continue automatically for successive annual periods ending on the day of each year set forth opposite the Fund's name on Schedule 1 hereto (the "Reapproval Day"), provided such continuance is specifically approved at least annually by (i) the Trust's Board or (ii) vote of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Trust's Board members who are not "interested persons" (as defined in the Investment Company Act) of the Trust or any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, this Agreement is terminable without penalty (i) by the Adviser on not more than 60 days' notice to you, (ii) by the Trust's Board or by vote of the holders of a majority of the Fund's outstanding voting securities on not more than 60 days' notice to you, or (iii) by you on not less than 90 days' notice to the Trust and the Adviser. This Agreement also will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the Investment Company Act or the Investment Advisers Act) and you shall be notified by the Trust and the Adviser, or you shall notify the Trust and the Adviser, as applicable, as soon as reasonably practicable and as permissible under applicable law or agreement. In addition, notwithstanding anything herein to the contrary, if the Management Agreement terminates for any reason, this Agreement shall terminate effective upon the date the Management Agreement terminates.

The Adviser acknowledges that it has received and has had an opportunity to read a copy of your Form ADV Part 2A (the "Brochure") and a copy of the Form ADV Part 2B with respect to your personnel with the most significant responsibility for providing advisory services to the Fund (the "Brochure Supplement"). The Adviser agrees that the Brochure and Brochure Supplement, as well as other client communications, may be transmitted to the Adviser electronically.

The Adviser represents and warrants to you that (a) the retention of you by the Adviser as contemplated by this Agreement is authorized by the governing documents of the Adviser; (b) the execution, delivery and performance of this Agreement do not violate any obligation by which the Adviser or its property is bound, whether arising by contract, operation of law or otherwise; (c) this Agreement has been duly approved by the Trust's Board in accordance with all applicable requirements of the Investment

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Company Act; and (d) this Agreement has been duly authorized by appropriate action of the Adviser and when executed and delivered by the Adviser will be a legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms.

You represent and warrant to the Adviser that (a) your acceptance of the Adviser's retention of you to serve as a sub-adviser of the Fund as contemplated by this Agreement is authorized by your governing documents; (b) the execution, delivery and performance of this Agreement do not violate any obligation by which you or your property is bound, whether arising by contract, operation of law or otherwise; and (c) this Agreement has been duly authorized by appropriate action and when executed and delivered by you will be a legal, valid and binding obligation, enforceable against you in accordance with its terms.

Unless indicated on Schedule 1 hereto, the Adviser, on behalf of the Fund, has claimed an exclusion from the definition of a Commodity Pool Operator pursuant to CFTC Rule 4.5 (the "CPO Exclusion") and you shall not manage the Fund's sub-advised assets in a manner that would cause the Adviser, on behalf of the Fund, to not qualify for the CPO Exclusion until otherwise indicated for the Fund on such Schedule. If the Fund is identified on Schedule 1 as not claiming the CPO Exclusion and you intend to rely on CFTC Rule 4.7, unless Schedule 1 states to the contrary, the Adviser represents that the Fund is a "qualified eligible person" under the rule, consents to the Fund being treated as an exempt account under the rule, and acknowledges the legend set forth above its signature below. In addition, the Adviser represents to you that it is registered as a Commodity Pool Operator and is a member of the National Futures Association in such capacity, to the extent required by the nature of its activities, and you represent to the Adviser that you are registered as a Commodity Trading Advisor and are a member of the National Futures Association in such capacity or are exempt from such membership.

No party to this Agreement will disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever, except as expressly authorized in this Agreement or, with respect to you, as may reasonably be required to execute transactions on behalf of the Fund or, with respect to the Adviser, as may reasonably be required to provide its services to the Fund. The parties will keep confidential any non-public information obtained directly as a result of this service relationship; provided that the Adviser may make any disclosure to its affiliates, the Trust, the Fund, or the Trust's Board, legal counsel or auditors or other service providers to the Fund, as the Adviser may reasonably determine necessary in its sole discretion; provided that no such information may be used for any trading or investment purposes unrelated to management of the Fund. Notwithstanding the foregoing, any party may disclose such non-public information if (a) such information is or hereafter otherwise is known by the receiving party or has been disclosed, directly or indirectly, to others or becomes ascertainable from public or published information or trade sources, (b) if such disclosure is required by applicable federal, state or other law or regulation, (c) if such disclosure is required or requested by regulatory authorities or judicial process, (d) such disclosure is reasonably required by legal counsel or auditors of the party (or of the Trust, the Fund, the Trust's Board or affiliates of the Adviser) in connection with the performance of their professional services, or (e) as may otherwise be contemplated by this Agreement. You shall not disclose information regarding characteristics of the sub-advised assets, trading history, portfolio holdings, performance information or any other related information to any third party, except in compliance with the Fund's policies on disclosure of portfolio holdings or as required by applicable law or regulation.

No provision of this Agreement may be changed, waived or discharged unless signed in writing by the parties hereto. This Agreement shall be governed by the laws of the State of New York, without regard

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to the conflict of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the Investment Company Act or the Investment Advisers Act. This Agreement may be executed in several counterparts, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement. Nothing in this Agreement shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived. If any one or more of the provisions of this Agreement shall be held contrary to express law or against public policy, or shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remainder of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. The rights of indemnification herein shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise by law and shall survive termination of this Agreement.

Unless otherwise provided herein or agreed to in writing by the parties, all notices or instructions permitted or required under this Agreement shall be deemed to have been properly given if sent by regular first-class mail, registered mail, private courier, facsimile or electronically and addressed to (or delivered to) the respective party at the address set forth above or at such other address or addresses as shall be specified, in each case, in a notice similarly given. Each party may rely upon any notice from the other party or other communication reasonably believed by the receiving party to be genuine.

The Trust is expressly made a third party beneficiary of this Agreement with rights as respect to the Fund to the same extent as if it had been a party hereto.

This Agreement contains all of the terms agreed upon or made by the parties relating to the subject matter of this Agreement, and supersedes all prior and contemporaneous agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

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Very truly yours,

BNY MELLON INVESTMENT ADVISER, INC.

By: _______________________ Name: Title:
Accepted:

Alcentra NY, LLC

By: __________________________ Name: Title:

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SCHEDULE 1

Name of Fund	Annual Fee as a Percentage of Average Daily Net Sub-Advised Assets	Reapproval Date	Reapproval Day

BNY Mellon High Yield Fund	0.27%	April 4, 2023	April 4th

A-12

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on October 13, 2022:
The Letter to Shareholders, Notice of Special Meeting of Shareholders and Proxy Statement are available at https://im.bnymellon.com/us/en/individual/resources/proxy-materials.jsp.

BNY Mellon HIGH YIELD Fund

(A Series of BNY Mellon Investment Funds III)

The undersigned shareholder of BNY Mellon High Yield Fund (the "Fund"), a series of BNY Mellon Investment Funds III (the "Trust"), hereby appoints Jeff Prusnofsky and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on August 16, 2022, at a Special Meeting of Shareholders to be held over the Internet in a virtual meeting format only at 11:00 a.m., Eastern time, on Thursday, October 13, 2022, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

The meeting will be conducted exclusively online via live webcast. Shareholders may request the meeting credentials by emailing attendameeting@astfinancial.com. Please include your full name, address, your control number found on this enclosed proxy card, your intent to attend the virtual meeting and "BNY Mellon High Yield Fund" in the subject line. The meeting will begin promptly at 11:00 a.m., Eastern time. The Fund encourages you to access the meeting a few minutes prior to the start time leaving ample time for the check in. Only shareholders of the Fund will be able to participate in the meeting. You may vote during the meeting by following the instructions available on the meeting website. If you have any questions before you vote, please call the Fund's proxy solicitor, AST Fund Solutions, LLC, at (866) 796-7181.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED "FOR" THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

SCAN TO
View Materials & Vote >

THREE EASY WAYS TO VOTE YOUR PROXY

To vote over the Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com or scan the QR Barcode above.

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903.

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or over the Internet, Please

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope.

You may also vote at the meeting. Any shareholder who attends the meeting virtually may vote during the meeting by following the instructions available on the meeting website.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

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The Trust's Board of Trustees recommends you vote FOR the following proposal.

BNY Mellon HIGH YIELD Fund

1.	To approve a sub-investment advisory agreement between BNY Mellon Investment Adviser, Inc., on behalf of the Fund, and Alcentra NY.
FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any postponement or adjournment thereof, as described in the Proxy Statement.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

____________________________________ Signature (Please Sign Within Box)	______ Date	______________________ Signature (Joint Owners)	_______ Date